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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      APRIL 19, 2001

                              PRI AUTOMATION, INC.
             (Exact name of registrant as specified in its charter)


     MASSACHUSETTS                     0-24934                  04-2495703
(State or other jurisdic-            (Commission              (IRS employer
  tion of incorporation)             file number)         identification number)

             805 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS 01821
               (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code:    (978) 670-4270


                                 NOT APPLICABLE.
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

         On April 19, 2001, PRI Automation, Inc. announced in a press release its financial operating results for the fiscal quarter ended April 1, 2001. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.


              EXHIBIT NUMBER        DESCRIPTION
              --------------        -----------

                  99.1              Press release issued by PRI Automation, Inc.
                                    on April 19, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PRI Automation, Inc.


                                       By: /s/ Mitchell G. Tyson
                                          ------------------------------------
                                          Mitchell G. Tyson
                                          President and Chief Executive Officer
Date: May 2, 2001



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                                  EXHIBIT INDEX


   EXHIBIT NUMBER          DESCRIPTION
   --------------          -----------

       99.1                Press release issued by PRI Automation, Inc. on
                           April 19, 2001